                                                                   Exhibit 4.3

                          SECOND AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT
                           -------------------------

     This Agreement, dated as of February 26, 1999, is entered into by and among Sycamore Networks, Inc., a Delaware corporation (the "Company"), the persons and entities listed on Schedule I hereto under the heading "Investors" (individually, an "Investor", and collectively, the "Investors") and the persons listed on Schedule II hereto under the heading "Founders" (individually, a "Founder" and collectively, the "Founders").

                                 BACKGROUND
                                 ----------

     WHEREAS, the Company and the Investors have entered into a Series C Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

     WHEREAS, the Company, the Investors and others are parties to an Amended and Restated Investor Rights Agreement, dated as of December 3, 1998, (the "Prior Agreement"), which Prior Agreement the parties thereto desire to amend and restate in its entirety pursuant to the terms hereof; and

     WHEREAS, the parties hereto wish to provide for (i) the composition of the Board of Directors of the Company, (ii) certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, and (iii) a right of first refusal with respect to the sale of any securities of the Company;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and the consummation of the sale and purchase of the Series C Convertible Preferred Stock pursuant to the Series C Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


ARTICLE I.  DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" means the United States Securities and Exchange
           ----------
Commission, or any other federal agency at the time administering the Securities Act.
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          "Common Stock" means the common stock, $0.001 par value per share, of
           ------------
the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Initial Public Offering" means the sale of shares of Common Stock in
           -----------------------
a firm commitment underwritten public offering pursuant to a Registration Statement at a price to the public of at least $12.00 per share (adjusted for stock splits, stock dividends and similar events) resulting in proceeds (net of the underwriting discounts or commissions and offering expenses) to the Company of at least $10,000,000.

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of Common Stock by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registration Expenses" means the expenses described in Section 4 of
           ---------------------
Article III below.

          "Registrable Shares" means (i) the shares of Common Stock issued or
           ------------------
issuable upon conversion of the Shares, (ii) shares of Common Stock held by Gururaj Deshpande, Richard Barry, Daniel Smith and Chikong Shue, (iii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Investors pursuant to Article IV of this Agreement or pursuant to the Second Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith, as amended, among the Company, the Investors and others, and (iv) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided,
                                                                     --------
however, that shares of Common Stock which are Registrable Shares shall cease to
-------
be Registrable Shares (a) upon any sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) upon any sale of such shares in any manner to a person or entity which, by virtue of Section 2 of Article V of this Agreement, is not entitled to the rights provided by this Agreement, or (c) for purposes of Section 2 of Article III hereof, following the third anniversary of the Initial Public Offering. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

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          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Shares" means the shares of Series A Convertible Preferred Stock,
           ------
Series B Convertible Preferred Stock and Series C Convertible Preferred Stock held by Stockholders.

          "Stockholders" means the Investors, the Founders, and any persons or
           ------------
entities to whom the rights granted to Investors or Founders under this Agreement are transferred by an Investor or Founder, or their successors or permitted assigns, pursuant to Section 2 of Article V below.

ARTICLE II.    ELECTION OF DIRECTORS

     1.  Voting of Shares.  In any and all elections of directors of the Company
         ----------------
(whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Voting Shares (as defined in Section 2 of Article II below) owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its respective best efforts, so as to fix the number of directors at five and to elect as directors
(i) Gururaj Deshpande, (ii) two representatives designated by Matrix Partners V, L.P. (initially Paul J. Ferri and Timothy Barrows), (iii) the Chief Executive Officer of the Company, and (iv) one person mutually agreed upon by all of the other members of the Board of Directors. The obligation of the Stockholders under this Section 1 to elect as a director designees of Matrix Partners V, L.P. shall continue only for so long as Matrix Partners V, L.P. (together with any affiliates, within the meaning of Rule 144 under the Securities Act) owns, after giving effect to the conversion of all convertible preferred stock into Common Stock, at least 1,375,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares).

     2.  Voting Shares.  "Voting Shares" shall mean and include any and all
         -------------
shares of the Common Stock, Shares, and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default).

     3.  Restrictive Legend.  All certificates representing Voting Shares owned
         ------------------
or hereafter acquired by the Stockholders or any transferee bound by this Agreement shall have affixed thereto a legend substantially in the following form:

     "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Second Amended and Restated Investor Rights Agreement by and among the registered owner of this

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     certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

     4.   Transfers of Voting Rights.  Any transferee to whom Voting Shares are
          --------------------------
transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder.


ARTICLE III.  REGISTRATION RIGHTS

     1.   Required Registrations.
          ----------------------

          (a) At any time after the earlier of February 26, 2003 or 180 days after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, Stockholders (other than the Founders) holding in the aggregate at least 35% of the Registrable Shares held by the Stockholders (other than the Founders) may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholders having an aggregate offering price of at least $5,000,000 (based on the market price or fair value at the time of such request). If the Stockholders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

          (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the public market price at the time of such request). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.

          (c) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above or more than three registrations pursuant to paragraph (b) above; provided, however, that such obligation shall
                                 --------  -------
be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have (i) become effective or (ii) been withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is

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made known to the Stockholders after the date on which such registration was requested).

          (d) If at the time of any request to register Registrable Shares pursuant to this Section 1, the Company is engaged or has plans to engage within 90 days of the time of the request in a registered public offering of securities for its own account or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

     2.   Incidental Registration.
          -----------------------

          (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders, given within 10 business days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register, to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, however, that the
                                                 --------  -------
Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Stockholder.

          (b) In connection with any registration under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided,
                                                                    --------
however, that no persons or entities other than the Company, the Stockholders
-------
and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and

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other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

     3.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof;

          (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

          (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be
                            --------  -------
required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

     If, after a registration statement becomes effective, the Company becomes engaged in any activity which, in the good faith determination of the Company's Board of Directors, involves information that would have to be disclosed in the Registration Statement but which the Company desires to keep confidential for valid business reasons, then the Company may at its option, by notice to such Stockholders, require that the Stockholders who have included Shares in such Registration Statement cease sales of such Shares under such Registration Statement for a period not in excess of three months from the date of such notice, such right to be exercised by the Company not more than once in any 12-month period. If, in connection therewith, the Company considers it appropriate for such Registration Statement to be amended, the Company shall so amend such Registration Statement as promptly as practicable and such Stockholders shall suspend any further sales of their Shares until the Company advises them that such Registration Statement has been amended. The time periods referred to herein during which such Registration Statement must be kept effective shall be extended for an additional number of days equal to the number of days during which the right to sell shares was suspended pursuant to this paragraph.

     4.   Allocation of Expenses.  The Company will pay all Registration
          ----------------------
Expenses of all registrations under this Agreement.  For purposes of this
Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Article III, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company to represent the selling Stockholder(s), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel.

     5.   Indemnification and Contribution.
          --------------------------------

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each of such sellers', directors and officers, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided,
                                                                --------
however, that the Company will not be liable in any such case to a seller,
-------
underwriter or controlling person to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each such Stockholder
            --------  -------
hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

          (c)  Each party entitled to indemnification under this Article III,
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the
                                                  --------
Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any
                             ----------------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, Section 5, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; provided,
                                                               --------
however, that the Indemnifying Party shall pay such expense if representation of
-------
such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Article III, Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article III, Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Article III, Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in
                                                  --------  -------
any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds to it of all

Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     6.   Indemnification with Respect to Underwritten Offering.  In the event
          -----------------------------------------------------
that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     7.   Information by Holder.  Each Stockholder including Registrable Shares
          ---------------------
in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     8.   "Stand-Off" Agreement.  Each Stockholder, if requested by the Company
           --------------------
and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that:
           --------

          (a) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold by or on behalf of the Company to the public in an underwritten offering; and

          (b) all officers and directors of the Company and all selling stockholders in such offering enter into similar agreements.

     9.   Limitations on Subsequent Registration Rights.  The Company shall not,
          ---------------------------------------------
without the prior written consent of Investors holding a majority of the Registrable Shares held by all Investors, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any Registration Statement upon terms which are more favorable to such holder or prospective holder than the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to February 26, 2003.

     10.  Rule 144 Requirements.  After the earliest of (a) the closing of the
          ---------------------
sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          (i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (iii) furnish to any holder of Registrable Shares upon request (A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

ARTICLE IV.  RIGHT OF FIRST REFUSAL

     1.   Right of First Refusal
          ----------------------

          (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with Article IV of this Agreement. The Company shall deliver to each Investor a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities,
(ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Investor such portion of the Offered Securities as is equal to the number of Offered Securities multiplied by a fraction, the numerator of which is the aggregate number of shares of Common Stock issued or issuable upon conversion of the Shares held by such Investor and the denominator of which is the total number of shares of Common Stock then outstanding (giving effect to the assumed conversion of all outstanding shares of convertible preferred stock) (the "Pro Rata Share"). Each Investor shall have the right, for a period of 20 days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its term shall remain open and irrevocable for such 20-day period.

          (b) To accept an Offer, in whole or in part, an Investor must deliver a written notice to the Company prior to the end of the 20-day period of the Offer, setting forth the portion of such Investor's Pro Rata Share that such Investor elects to purchase (a "Notice of Acceptance").

          (c) The Company shall have 90 days from the expiration of the 20-day period set forth in Section 1(a) to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the "Available Securities"), but only to the offerees or purchasers described in the Offer and only upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

          (d) In the event the Company shall propose to sell less than all the Available Securities (any such sale to be in the manner and on the terms specified in Section 1(c)), then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 1(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Article IV, Section 1(b) prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that an Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 1(a).

          (e) Upon the closing of the issuance, sale or exchange of all or less than all the Available Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to
Section 1(d) if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors and the Company.

         (f) Any Offered Securities not acquired by the Investors or other persons in accordance with Section 1(c) may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Article.

     2.  Excluded Issuances.  The rights of the Investors under this Article IV
         ------------------
shall not apply to:

         (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

         (b) the issuance of any shares of Common Stock upon conversion of outstanding shares of convertible preferred stock;

         (c) shares of Series C Preferred Stock issued at Additional Closings, as defined in the Purchase Agreement;

         (d) up to 5,995,604 shares of Common Stock, either issued in the form of restricted stock awards or options exercisable for Common Stock (subject to appropriate adjustment for stock split, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by a majority of the non-employee directors of the Company, issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company;

         (e) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

         (f) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act; and

         (g) securities issued to equipment lessors, as approved by a majority of non-employee directors of the Company.

ARTICLE V. GENERAL

     1.    Termination.  Article II and Article IV of this Agreement shall
           -----------
terminate in their entirety upon the earlier of (a) an Acquisition (as defined below), or (b) the closing of an Initial Public Offering, or (c) the redemption of all Shares. An "Acquisition" shall mean any (i) merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all the assets of the Company or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Company.

     2.    Transfer of Rights.  This Agreement, and the rights and obligations
           ------------------
of an Investor hereunder, may be assigned by such Investor to any person or entity to which at least 100,000 Shares, as adjusted for stock splits, stock dividends, recapitalizations and similar events (or 100% of the Shares originally purchased hereunder by such Investor, if less than 100,000 Shares), are transferred by such Investor, and such transferee shall be deemed an "Investor" for purposes of this Agreement; provided that the transferee provides
                                           --------
written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein. The rights and obligations of a Founder under Article II hereunder may be assigned by said Founder to any spouse, child, grandchild or trust for his or her benefit and such transferee shall be deemed a "Founder" for purposes of Article II, provided that the transferee provides
                                      --------
written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

     3.    Severability.  The provisions of this Agreement are severable, so
           ------------
that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

     4.    Specific Performance.  In addition to any and all other remedies that
           --------------------
may be available at law in the event of any breach of this Agreement, the Investors and the Founders shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     5.    Governing Law.  This Agreement shall be governed by, and construed
           -------------
and enforced in accordance with, the laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     6.  Notices.  All notices, requests, consents, and other communications
         -------
under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at Sycamore Networks, Inc., 10 Elizabeth Drive, Chelmsford, MA 01824, Attn: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attn: Mark G. Borden, Esq.;

     If to an Investor, at its or his address as set forth on the signature page hereto, or at such other address or addresses as may have been furnished in writing by such Investor to the Company.

     If to a Founder, at his address as set forth on the signature page hereto, or at such other address or addresses as may have been furnished by such Founder to the Company and the Investors.

     Notices provided in accordance with this Section 6 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or three business days after deposit in the mail.

     7.  Complete Agreement; Amendments.
         ------------------------------

         (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

         (b) This Agreement may be amended at any time by a written instrument signed by the Company and Investors holding at least a majority of the shares of Common Stock issued or issuable upon conversion of the Shares, provided that no
                                                               --------
consent shall be required for an amendment pursuant to Section 11 below and provided further that Section 8 of Article III shall not be amended to include
-------- -------
any securities of the Company other than the Registrable Shares without the consent of each Investor who would be adversely affected by such amendment. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         (c) The Prior Agreement is hereby amended and restated and superseded in all respects by this Agreement. Each of the Investors waives any right it may have had under Article IV of the Prior Agreement with respect to the issuance and sale by Company of the shares of Series C Convertible Preferred Stock pursuant to the Purchase Agreement.

     8.  Pronouns.  Whenever the content may require, any pronouns used in this
         --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     9.  Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

     10. Captions.  Captions of sections have been added only for convenience
         --------
and shall not be deemed to be a part of this Agreement.

     11. Addition of Purchasers.  Each purchaser of shares of Series C
         ----------------------
Preferred Stock of the Company under Section 2.2 of the Purchase Agreement shall become a party to and an Investor under this Agreement upon the closing of its purchase of shares of Series C Preferred Stock thereunder and its execution of a counterpart signature page to this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

                                    COMPANY:

                                    SYCAMORE NETWORKS, INC.


                                    By: /s/ Daniel Smith
                                       -------------------------------------
                                         Daniel Smith
                                         President

                                    INVESTORS:

                                    Matrix Partners V, L.P.
                                    Bay Colony Corporate Center
                                    1000 Winter Street, Suite 4500
                                    Waltham, MA 02154

                                    By:  Matrix V Management Co., L.L.C., its
                                         General Partner


                                         By: /s/ Timothy A. Barrows
                                            -------------------------------


                                    Matrix V Entrepreneurs Fund, L.P.
                                    Bay Colony Corporate Center
                                    1000 Winter Street, Suite 4500
                                    Waltham, MA 02154

                                    By:  Matrix V Management Co., L.L.C., its
                                         General Partner


                                         By: /s/ Timothy A. Barrows
                                            -------------------------------

                                    North Bridge Venture Partners II, L.P.
                                    404 Wyman Street, Suite 365
                                    Waltham, MA 02154

                                    By:  North Bridge Venture Partners II, L.P.
                                         its General Partner

                                         By: /s/ Edward T. Anderson
                                            -------------------------------


                                    Integral Capital Partners IV, L.P.
                                    2750 Sand Hill Road
                                    Menlo Park, CA 94025-7020

                                    By:  Integral Capital Management IV, LLC
                                         its General Partner


                                         By: /s/ Pamela K. Hagenah
                                            ------------------------------------
                                            Pamela K. Hagenah
                                            a Manager

                                    Integral Capital Partners IV MS Side
                                    Fund, L.P.
                                    2750 Sand Hill Road
                                    Menlo Park, CA 94025-7020

                                    By:  ICP MS Management, LLC
                                         its General Partner


                                         By: /s/ Pamela K. Hagenah
                                            ------------------------------------
                                            Pamela K. Hagenah
                                            a Manager

                                    Pequot Private Equity Fund, L.P.
                                    500 Nyala Farm Road
                                    Westport, CT 06880

                                    By: /s/ David J. Malat
                                       ------------------------------------

                                    Pequot Offshore Private Equity Fund, Inc.
                                    500 Nyala Farm Road
                                    Westport, CT 06880


                                    By: /s/ David J. Malat
                                       ------------------------------------


                                    Pequot Venture Partners, L.P.
                                    500 Nyala Farm Road
                                    Westport, CT 06880


                                    By: /s/ David J. Malat
                                       ------------------------------------


                                    Spinnaker Founders Fund, L.P.
                                    1875 South Grant Street
                                    San Mateo, CA 94402

                                    By:  Bowman Capital Management, L.L.C.
                                         its General Partner


                                         By:  /s/ William J. Haggerty
                                           -----------------------------------
                                           William J. Haggerty,
                                           Managing Director of
                                           Operations of Bowman
                                           Capital Management, L.L.C.


                                    Spinnaker Offshore Founders Fund,
                                    1875 South Grant Street
                                    San Mateo, CA 94402

                                    By:  Bowman Capital Management, L.L.C.,
                                         its Investment Adviser and
                                         Attorney-in-Fact



                                         By:  /s/ William J. Haggerty
                                            -----------------------------------
                                            William J. Haggerty,
                                            Managing Director of
                                            Operations of Bowman
                                            Capital Management,
                                            L.L.C.


                                    Spinnaker Clipper Fund, L.P.
                                    1875 South Grant Street
                                    San Mateo, CA 94402

                                    By:  Bowman Capital Management,
                                         L.L.C., its General Partner


                                         By:  /s/ William J. Haggerty
                                            -----------------------------------
                                            William J. Haggerty,
                                            Managing Director of
                                            Operations of Bowman
                                            Capital Management,
                                            L.L.C.



                                    ATGF II, a Panamanian corporation
                                    SUCRE Building Calle 48 Este
                                    Bella Vista, P.O. Box 5168
                                    Panama S, Panama


                                    By: /s/ illegible
                                       ------------------------------------
                                          Director


                                    /s/ Ralph H. Cechettini
                                    ----------------------------------------
                                    The Ralph H. Cechettini 1995 Trust

                                         /s/ James Stableford
                                      ------------------------------------------
                                      James Stableford


                                         /s/ Anthony Ciulla
                                      ------------------------------------------
                                      Anthony Ciulla


                                         /s/ William Slattery
                                      ------------------------------------------
                                      William Slattery



                                         /s/ Marc Weiss
                                      ------------------------------------------
                                      Marc Weiss


                                         /s/ Gururaj Deshpande
                                      ------------------------------------------
                                      Gururaj Deshpande


                                         /s/ Daniel Smith
                                      ------------------------------------------
                                      Daniel Smith


                                         /s/ Chikong Shue
                                      ------------------------------------------
                                      Chikong Shue


                                         /s/ Siu Wing Li
                                      ------------------------------------------
                                      Siu Wing Li


                                      FOUNDERS:


                                         /s/ Gururaj Deshpande
                                      ------------------------------------------
                                      Gururaj Deshpande

                                      Address:  9 Sparta Way
                                                Andover, MA 01810

                                         /s/ Richard Barry
                                      ------------------------------------------
                                      Richard Barry

                                      Address:  1284 Beacon Street, #815
                                                Brookline, MA 02138

                                  Schedule I
                                  ----------

                                   Investors
                                   ---------


Matrix Partners V, L.P.
Matrix V Entrepreneurs Fund, L.P.
North Bridge Venture Partners II, L.P.
Integral Capital Partners IV, L.P.
Integral Capital Partners IV MS Side Fund, L.P.
Pequot Private Equity Fund, L.P.
Pequot Venture Partners, L.P.
Pequot Offshore Private Equity Fund, Inc.
ATGF II, a Panamanian corporation
The Ralph H. Cechettini 1995 Trust
James Stableford
Anthony Ciulla
William Slattery
Marc Weiss
Spinnaker Founders Fund, L.P.
Spinnaker Offshore Founders Fund, Cayman Limited
Spinnaker Clipper Fund, L.P.
Gururaj Deshpande
Daniel Smith
Chikong Shue
Siu Wing Li
Michael Viren
Steven Finn
Eric MacDonald
John Dowling
Leif Uptegrove
Scott Baker
Jeannette Slaff

                                  Schedule II
                                  -----------


                                   Founders
                                   --------

Gururaj Deshpande
Richard Barry

                                AMENDMENT NO. 1
                                      TO
             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
             -----------------------------------------------------


     This Amendment dated as of July 23, 1999 is entered into by and among Sycamore Networks, Inc., a Delaware corporation (the "Company"), Siemens Information and Communication Networks, Inc., a Delaware corporation ("Siemens"), the Investors (as defined below) and the Founders (as defined below).

     WHEREAS, the Company has entered into a Second Amended and Restated Investor Rights Agreement dated as of February 26, 1999 (the "Agreement") with the persons and entities listed on Schedule I thereto under the heading "Investors" (individually, an "Investor" and collectively, the "Investors") and the persons listed on Schedule II thereto under the heading "Founders" (individually, a "Founder" and collectively, the "Founders");

     WHEREAS, the Company and Siemens have entered into a Series D Preferred Stock Purchase Agreement of even date herewith (the "Series D Stock Purchase Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement pursuant to this Amendment No. 1.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The definition of "Initial Public Offering" contained in Article I of the Agreement shall be deleted in its entirety and the following substituted in its place:

         "Initial Public Offering" means the sale of shares of Common Stock in
          -----------------------
         a firm commitment underwritten public offering pursuant to a Registration Statement at a price to the public of at least $29.00 per share (adjusted for stock splits, stock dividends and similar events) resulting in proceeds (net of the underwriting discounts or commissions and offering expenses) to the Company of at least $10,000,000.

     2. The definition of "Shares" contained in Article I of the Agreement shall be deleted in its entirety and the following substituted in its place:

         "Shares" means the shares of Series A Convertible Preferred Stock,
          ------
         Series B Convertible Preferred Stock, Series C Convertible

         Preferred Stock and Series D Convertible Preferred Stock held by the Stockholders.

     3. Section 2 to Article IV of the Agreement shall be deleted in its entirety and the following substituted in its place:

         2.   Excluded Issuances.  The rights of the Investors under this
              ------------------
         Article IV shall not apply to:

         (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

         (b) the issuance of any shares of Common Stock upon conversion of outstanding shares of convertible preferred stock;

         (c) shares of Series C Preferred Stock issued at Additional Closings, as defined in the Purchase Agreement;

         (d) shares of Series D Preferred Stock issued pursuant to the Series D Stock Purchase Agreement;

         (e) up to 9,000,000 shares of Common Stock, either issued in the form of restricted stock awards or options exercisable for Common Stock (subject to appropriate adjustment for stock split, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by a majority of the non-employee directors of the Company, issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company;

         (f) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

         (g) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act; and

         (h) securities issued to equipment lessors, as approved by a majority of non-employee directors of the Company.

     4.  Schedule I attached to the Agreement shall be deleted in its entirety
         ----------
and Schedule I attached hereto shall be substituted in its place.
    ----------

     5. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto. Siemens shall become a party to and an Investor under the Agreement, as amended, upon its execution of this Amendment.

     6. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     7. This Amendment shall be governed by the laws of the State of Delaware, notwithstanding the conflict-of-law doctrines of Delaware or any other jurisdiction to the contrary.

     8. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     9. This Amendment shall be binding on all parties to the Agreement as and when executed by the Company and Investors holding at least a majority of the shares of Common Stock issued or issuable upon conversion of the Shares (as defined in the Agreement).

     IN WITNESS WHEREOF the parties hereto have executed this Amendment on the date first above written.

                                    COMPANY:

                                    SYCAMORE NETWORKS, INC.


                                    By:  /s/ Daniel Smith
                                        -------------------------------------
                                        Daniel Smith
                                        President

                                    SIEMENS

                                    SIEMENS INFORMATION AND COMMUNICATION
                                    NETWORKS, INC.


                                    By:  /s/ Illegible
                                        -------------------------------------
                                    Address:     900 Broken Sound Parkway
                                                 Boca Raton, FL 33487


                                    For Notices: P.O. Box 58075
                                                 Santa Clara, CA 95052-8075
                                                 Attn:  Bjoern Christensen
                                                 Fax:  (408) 492-4821

                                    With copies to  Siemens Corporation
                                                    1301 Avenue of the Americas
                                                    New York, NY 10019

                                                    Attn:  General Counsel
                                                    Fax:   (212) 258-4490

                                    Matrix Partners V, L.P.
                                    Bay Colony Corporate Center
                                    1000 Winter Street, Suite 4500
                                    Waltham, MA 02154

                                    By:  Matrix V Management Co., L.L.C.,
                                         its General Partner


                                    By:  /s/ Timothy A. Barrows
                                       -------------------------------------


                                    Matrix V Entrepreneurs Fund, L.P.
                                    Bay Colony Corporate Center
                                    1000 Winter Street, Suite 4500
                                    Waltham, MA 02154

                                    By:  Matrix V Management Co., L.L.C.
                                         its General Partner


                                    By:  /s/ Timothy A. Barrows
                                       -------------------------------------

                                    North Bridge Venture Partners II, L.P.
                                    404 Wyman Street, Suite 365
                                    Waltham, MA 02154

                                    By:  North Bridge Venture Partners II, L.P.
                                         its General Partner


                                    By:  /s/ Edward T. Anderson
                                       -------------------------------------


                                    Integral Capital Partners IV, L.P.
                                    2750 Sand Hill Road
                                    Menlo Park, CA 94025-7020

                                    By:  Integral Capital Management IV, LLC
                                         its General Partner


                                    By:  /s/ Pamela K. Hagenah
                                       -------------------------------------
                                          Pamela K. Hagenah
                                          a Manager

                                    Integral Capital Partners IV MS Side
                                      Fund, L.P.
                                    2750 Sand Hill Road
                                    Menlo Park, CA 94025-7020

                                    By:  ICP MS Management, LLC
                                         its General Partner


                                    By:  /s/ Pamela K. Hagenah
                                       -------------------------------------
                                          Pamela K. Hagenah
                                          a Manager

                                    Pequot Private Equity Fund, L.P.
                                    500 Nyala Farm Road
                                    Westport, CT 06880


                                    By:  /s/ David J. Malat
                                       -------------------------------------

                                    Pequot Offshore Private Equity Fund, Inc.
                                    500 Nyala Farm Road
                                    Westport, CT 06880


                                    By: /s/ David J. Malat
                                       ------------------------------------


                                    Pequot Venture Partners, L.P.
                                    500 Nyala Farm Road
                                    Westport, CT 06880


                                    By: /s/ David J. Malat
                                       ------------------------------------

                                    Spinnaker Founders Fund, L.P.
                                    1875 South Grant Street
                                    San Mateo, CA 94402

                                    By:  Bowman Capital Management, L.L.C.,
                                         its General Partner

                                    By:
                                       ------------------------------------
                                         William J. Haggerty, Managing
                                         Director of Operations of Bowman
                                         Capital Management, L.L.C.

                                    Spinnaker Offshore Founders Fund,
                                    Cayman Limited
                                    1875 South Grant Street
                                    San Mateo, CA 94402

                                    By:  Bowman Capital Management, L.L.C.,
                                         its Investment Adviser and
                                         Attorney-in-Fact


                                    By:
                                       ------------------------------------
                                          William J. Haggerty, Managing
                                          Director of Operations of Bowman
                                          Capital Management, L.L.C.

                                    Spinnaker Clipper Fund, L.P.
                                    1875 South Grant Street
                                    San Mateo, CA 94402

                                    By:  Bowman Capital Management, L.L.C.,
                                         its General Partner

                                    By:
                                       ------------------------------------
                                         William J. Haggerty, Managing
                                         Director of Operations of Bowman
                                         Capital Management, L.L.C.


                                    ATGF II, a Panamanian corporation
                                    SUCRE Building Calle 48 Este
                                    Bella Vista, P.O. Box 5168
                                    Panama S, Panama


                                    By: /s/ Gary A. Tanaka
                                       -------------------------------------
                                      Director


                                    /s/ Ralph H. Cechettini
                                    ---------------------------------------
                                    The Ralph H. Cechettini 1995 Trust


                                    /s/ James Stableford
                                    ----------------------------------------
                                    James Stableford


                                    /s/ Anthony Ciulla
                                    ---------------------------------------
                                    Anthony Ciulla



                                    ---------------------------------------
                                    William Slattery



                                    ---------------------------------------
                                    Marc Weiss

                                    ---------------------------------------
                                    Chikong Shue


                                    ---------------------------------------
                                    Siu Wing Li


                                    /s/ Gururaj Deshpande
                                    ---------------------------------------
                                    Gururaj Deshpande


                                    /s/ Daniel Smith
                                    ---------------------------------------
                                    Daniel Smith




                                    FOUNDERS:


                                    /s/ Gururaj Deshpande
                                    ----------------------------------------
                                    Gururaj Deshpande

                                    Address:  9 Sparta Way
                                              Andover, MA 01810


                                    ---------------------------------------
                                    Richard Barry

                                    Address:  1284 Beacon Street, #815
                                              Brookline, MA 02138

                                  Schedule I
                                  ----------

                                   Investors
                                   ---------


Matrix Partners V, L.P.
Matrix V Entrepreneurs Fund, L.P.
North Bridge Venture Partners II, L.P.
Integral Capital Partners IV, L.P.
Integral Capital Partners IV MS Side Fund, L.P.
Pequot Private Equity Fund, L.P.
Pequot Venture Partners, L.P.
Pequot Offshore Private Equity Fund, Inc.
ATGF II, a Panamanian corporation
The Ralph H. Cechettini 1995 Trust
James Stableford
Anthony Ciulla
William Slattery
Marc Weiss
Spinnaker Founders Fund, L.P.
Spinnaker Offshore Founders Fund, Cayman Limited
Spinnaker Clipper Fund, L.P.
Gururaj Deshpande
Daniel Smith
Chikong Shue
Siu Wing Li
Michael Viren
Steven Finn
Eric MacDonald
John Dowling
Leif Uptegrove
Scott Baker
Jeannette Slaff
Siemens Information and Communication Networks, Inc.